Exhibit 99.2

AgFeed Industries, Inc.
and M2 P2, LLC
 Pro Forma Combined Financial Statements
(unaudited)

Contents

Page

Pro Forma Combined Financial Statements:

Pro Forma Combined Balance Sheet as of June 30, 2010 (unaudited)	F-2

Pro Forma Combined Statements of Operations for the six months June 30, 2010 (unaudited)	F-3

Pro Forma Combined Statements of Operations for the year ended December 31, 2009 (unaudited)	F-4

Notes to Pro Forma Combined Financial Statements (unaudited)	F-5

AgFeed Industries, Inc.
and M2 P2, LLC
 Pro Forma Combined Balance Sheet
June 30, 2010
(unaudited)

			Pro forma		Pro forma
	AgFeed, Inc. (1)	M2 P2 (2)	Adjustments		Combined
	(historical)	(historical)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$24,027,490	$445	$(12,194,294	)(a)	$24,833,641
			13,000,000	(b)
Accounts receivable	17,415,553	2,206,433			19,621,986
Advances to suppliers	289,829				289,829
Other receivables	1,820,684				1,820,684
Inventory	27,287,750	55,544,039			82,831,789
Prepaid expenses	1,388,865	1,677,196			3,066,061
Debt issue costs	19,785				19,785

Total current assets	72,249,956	59,428,113	805,706		132,483,775

PROPERTY AND EQUIPMENT, net	33,913,168	25,525,705	(3,501,559	)(a)	55,937,314
CONSTRUCTION-IN-PROCESS	5,595,137				5,595,137
INTANGIBLE ASSETS, net	43,944,086		5,400,000	(a)	49,344,086
OTHER ASSETS	7,149,532	89,610			7,239,142

TOTAL ASSETS	$162,851,879	$85,043,428	$2,704,147		$250,599,454

LIABILITIES AND EQUITY

CURRENT LIABILITIES:
Short-term loan	$4,419,000	$	$		$4,419,000
Accounts payable	6,800,705	5,373,764			12,174,469
Other payables	2,282,587	2,658,400			4,940,987
Unearned revenue	328,855				328,855
Accrued expenses	144,092	2,765,846			2,909,938
Accrued payroll	734,515				734,515
Tax and welfare payable	472,577				472,577
Interest payable	155,614				155,614
Convertible notes	953,439				953,439
Current portion of long-term debt		1,400,000			1,400,000

Total current liabilities	16,291,384	12,198,010	-		28,489,394

PROMISSORY NOTE	-		9,621,434	(a)	9,621,434
LONG-TERM DEBT		49,879,558			49,879,558

TOTAL LIABILITIES	16,291,384	62,077,568	9,621,434		87,990,386

COMMITMENTS AND CONTINGENCIES	-	-	-		-

EQUITY:
AgFeed stockholders' equity:
Common stock	45,421		1,287	(a)	51,738
			5,030	(b)
Additional paid-in capital	112,903,436		3,047,286	(a)	128,945,692
			12,994,970	(b)
Members' equity		22,965,860	(22,965,860	)(a)	-
Deferred compensation	(3,086,560)				(3,086,560)
Other comprehensive income	4,475,896				4,475,896
Statutory reserve	5,207,997				5,207,997
Treasury stock (367,295 shares)	(1,811,746)				(1,811,746)
Retained earnings	28,800,347				28,800,347
Total AgFeed stockholders' equity	146,534,791	22,965,860	(6,917,287)		162,583,364
Noncontrolling interest (deficit)	25,704				25,704
Total equity	146,560,495	22,965,860	(6,917,287)		162,609,068

TOTAL LIABILITIES AND EQUITY	$162,851,879	$85,043,428	$2,704,147		$250,599,454

(1) Source: unaudited financial statements of AgFeed Industries, Inc. as of June 30, 2010 included in Form 10-Q.
(2) Source:  unaudited financial statements of M2 P2, LLC as of June 30, 2010 included elsewhere in this Form 8-K.

See accompanying notes to pro forma combined financial statements

AgFeed Industries, Inc.
and M2 P2, LLC
Pro Forma Combined Statement of Operations
For the Six Months Ended June 30, 2010
 (unaudited)

			Pro forma		Pro forma
	AgFeed, Inc. (1)	M2 P2 (2)	Adjustments		Combined
	(historical)	(historical)

Revenues	$90,521,022	$85,245,065	$-		$175,766,087

Cost of goods sold	81,642,462	80,397,180	-		162,039,642

Gross profit	8,878,560	4,847,885	-		13,726,445

Operating expenses
Selling expenses	2,013,940	-	-		2,013,940
General and administrative expenses	7,173,081	1,105,696	385,714	(c)	8,664,491
Total operating expenses	9,187,021	1,105,696	385,714		10,678,431

Income (loss) from operations	(308,461)	3,742,189	(385,714)		3,048,014

Non-operating income (expense):
Other expense	(450,907)	-	-		(450,907)
Interest income	86,073	-	-		86,073
Interest and financing costs	(264,841)	(1,255,217)	(384,857	)(d)	(1,904,915)
Foreign currency transaction loss	(20,634)	-	-		(20,634)

Total non-operating expense	(650,309)	(1,255,217)	(384,857)		(2,290,383)

Income (loss) before provision for income taxes	(958,770)	2,486,972	(770,571)		757,631

Provision for income taxes	1,094,719	-	686,560	(e)	1,781,279

Net income (loss) including noncontrolling interest	(2,053,489)	2,486,972	(1,457,131)		(1,023,648)

Less: Net loss attributed to noncontrolling interest	(166,155)	-	-		(166,155)

Net income (loss) attributed to AgFeed	$(1,887,334)	$2,486,972	$(1,457,131)		$(857,493)

Weighted average shares outstanding :
Basic	44,942,821				51,259,171
Diluted	44,942,821				51,259,171

Loss per share attributed to AgFeed common stockholders:
Basic	$(0.04)				$(0.02)
Diluted	$(0.04)				$(0.02)

(1) Source: unaudited financial statements of AgFeed Industrial, Inc. included in Form 10-Q for the six months ended June 30, 2010.
(2) Source:  unaudited financial statements of M2 P2 LLC for the six months ended June 30, 2010 included elsewhere in this Form 8-K.
See accompanying notes to pro forma combined financial statements

AgFeed Industries, Inc.
and M2 P2, LLC
Pro Forma Combined Statement of Operations
For the Year Ended December 31, 2009

			Pro forma		Pro forma
	AgFeed, Inc. (1)	M2 P2 (2)	Adjustments		Combined
	(historical)	(historical)

Revenues	$173,203,271	$185,441,816	$-		$358,645,087

Cost of goods sold	146,568,116	173,742,572	-		320,310,688

Gross profit	26,635,155	11,699,244	-		38,334,399

Operating expenses
Selling expenses	3,934,047	-	-		3,934,047
General and administrative expenses	10,109,020	4,723,734	771,429	(c)	15,604,183
Total operating expenses	14,043,067	4,723,734	771,429		19,538,230

Income from operations	12,592,088	6,975,510	(771,429)		18,796,169

Non-operating income (expense):
Other expense	(442,635)	-	-		(442,635)
Interest income	213,018	-	-		213,018
Interest and financing costs	(1,022,626)	(3,005,458)	(769,715	)(d)	(4,797,799)
Foreign currency transaction loss	(17,943)	-	-		(17,943)

Total non-operating expense	(1,270,186)	(3,005,458)	(769,715)		(5,045,359)

Income before provision for income taxes	11,321,902	3,970,052	(1,541,144)		13,750,810

Provision for income taxes	1,142,105	-	971,563	(e)	2,113,668

Net income including noncontrolling interest	10,179,797	3,970,052	(2,512,707)		11,637,142

Less: Net loss attributed to noncontrolling interest	(168,569)	-	-		(168,569)

Net income attributed to AgFeed	$10,348,366	$3,970,052	$(2,512,707)		$11,805,711

Weighted average shares outstanding :
Basic	40,978,457				47,294,807
Diluted	41,214,070				47,530,420

Earnings per share attributed to AgFeed common stockholders:
Basic	$0.25				$0.25
Diluted	$0.25				$0.25

(1) Source: unaudited financial statements of AgFeed Industrial, Inc. included in Form 10-K for the year ended December 31, 2009.
(2) Source:  unaudited financial statements of M2 P2 LLC for the year ended December 31, 2009 included elsewhere in this Form 8-K.

See accompanying notes to pro forma combined financial statements

AgFeed Industries, Inc.
and M2 P2, LLC
Notes to Pro form Combined Financial Statements

NOTE 1 - BASIS OF PRESENTATION

The accompanying pro forma combined balance sheet presents the accounts of AgFeed Industries, Inc. (“AgFeed”) and M2 P2, LLC (“M2P2”) as if the acquisition of M2P2 by AgFeed occurred on June 30, 2010.  The accompanying pro forma combined statement of operations presents the accounts of AgFeed and M2P2 for the year ended December 31, 2009, and for the six months ended June 30, 2010 as if the acquisition occurred on January 1, 2009.

The following adjustments would be required if the acquisition occurred as indicated above:

a.
To record the purchase price of $24,864,301 consisting of the following: cash - $12,194,294; promissory note - $9,621,434 and common stock – 1,286,588 shares valued at $3,048,573; and to allocate the purchase price to the fair value of assets acquired and liabilities assumed;

b.
To record the issuance of 5,029,762 shares of AgFeed common stock, under its Equity Credit Agreement, for proceeds of $13 million.  The proceeds were used to purchase M2P2, with any excess retained for general corporate purposes.

c.	To record the amortization for the purchased intangible assets;

d.	To record the interest on the $9.6 million promissory note issued in connection with the acquisition of M2P2;

e.
To record the tax provision of 40% (combined US federal and state income tax rate) since M2P2 as a limited liability company did not provide for income taxes; and to record tax effects of other pro forma adjustments.